UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2011

Raven Industries, Inc.

(Exact name of registrant as specified in its charter)

South Dakota	001-07982	46-0246171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East 6th Street, P.O. Box 5107

Sioux Falls, SD 57117-5107

(Address of principal executive offices)

(605) 336-2750

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 30, 2011, Aerostar International, Inc. (“Aerostar”), a wholly-owned subsidiary of Raven Industries, Inc. (the “Company”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Vista Applied Technologies Group, Inc. (the “Shareholder”) and pursuant to the Stock Purchase Agreement subsequently closed on January 6, 2012 an acquisition (the “Acquisition”) to acquire all of the issued and outstanding shares of Vista Research, Inc. (“Vista Research”). Vista Research is a leading provider of surveillance systems that enhance the effectiveness of radars using sophisticated algorithms. A copy of the press release issued by the Company on January 6, 2012 describing the Acquisition is attached as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the Stock Purchase Agreement, the purchase price consisted of initial consideration of $12 million in cash, with up to $21.5 million in additional benchmark and earn-out amounts payable to the Shareholder over the next seven years. In addition, the Stock Purchase Agreement provides for the establishment of a revenue-based bonus pool of up to $15 million to be allocated to certain eligible employees of Vista Research payable over the next seven years. The payment obligations of Aerostar have been guaranteed by the Company.

The Stock Purchase Agreement included certain customary representations, warranties and covenants of the parties. The parties have also agreed that the representations and warranties of the parties shall survive for varying periods. Subject to certain limitations, the parties agreed to indemnify each other for breaches of representations, warranties and agreements and certain other items. In addition, the Shareholder agreed not to engage in certain activities that would compete with Aerostar for the next eight years.

The foregoing description of the Stock Purchase Agreement is a summary and is qualified in its entirety by reference to the entire Stock Purchase Agreement which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 2.01.	Completion of Assets or Disposition of Assets.

The information provided by Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.01 by reference

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

2.1	Stock Purchase Agreement, dated as of December 30, 2011, by and between Aerostar International, Inc. and Vista Applied Technologies Group, Inc. (with agreement of the Company to provide schedules and similar attachments).

99.1	Press Release dated January 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVEN INDUSTRIES, INC.

Date: January 6, 2012	By:	/s/ Thomas Iacarella
Thomas Iacarella
Vice President and Chief Financial Officer, Secretary and Treasurer
(Principal Financial and Accounting Officer)